Rule 497(e)

Registration Nos. 333-273052 and 811-23887

Roundhill ETF Trust

(the "Trust")

Roundhill Robotaxi, Autonomous Vehicles & Technology ETF

Roundhill Space & Technology ETF

(the "Funds")

Supplement to the Funds' Prospectus

Dated April 28, 2026

Notwithstanding anything to the contrary in the Funds' Prospectus:

1. The first paragraph under the heading "Additional Information About Roundhill Robotaxi, Autonomous Vehicles & Technology ETF's Principal Investment Strategy" in the section entitled "Additional Information About Each Fund's Principal Investment Strategies" is hereby deleted in its entirety and replaced with the following:

"Roundhill Robotaxi, Autonomous Vehicles & Technology ETF is an actively managed exchange-traded fund ("ETF") that seeks to achieve its investment objective by investing in the equity securities of Robotaxi, Autonomous Vehicles and Technology Companies. Robotaxis are autonomous vehicles ("AVs") that provide mobility-as-a-service ("MaaS"). The Fund may also invest in securities offered in an initial public offering ("IPO") or in companies that have recently completed an IPO."

2. The first paragraph under the heading "Additional Information About Roundhill Space & Technology ETF's Principal Investment Strategy" in the section entitled "Additional Information About Each Fund's Principal Investment Strategies" is hereby deleted in its entirety and replaced with the following:

"Roundhill Space & Technology ETF is an ETF that seeks to achieve its investment objective by investing in the equity securities of Space and Technology Companies. The Fund may also invest in securities offered in an initial public offering ("IPO") or in companies that have recently completed an IPO."

3. The following risk is added in the section "Additional Risks of Investing in the Funds - Non-Principal Risks":

"IPO RISK. Each Fund may invest in securities offered in an IPO or in companies that have recently completed an IPO. The market value of IPO shares can have significant volatility due to factors such as the absence of a prior public market, unseasoned trading, a small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs, and the Fund may lose money on an investment in such securities."

Please Keep this Supplement for Future Reference

[ON CHAPMAN AND CUTLER LLP LETTERHEAD]

April 28, 2026

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Roundhill ETF Trust
(File Nos. 333-273052 and 811-23887)

Ladies and Gentlemen:

On behalf of Roundhill ETF Trust (the "Trust"), pursuant to the requirements of Rule 497 of the General Rules and Regulations of the Securities Act of 1933, as amended, we are submitting one copy of a supplement, in the form of a sticker, to the prospectus for Roundhill Robotaxi, Autonomous Vehicles & Technology ETF and Roundhill Space & Technology ETF, each a series of the Trust.

If you have any questions or comments, please telephone the undersigned at (312) 845-3721.

Very truly yours,

Chapman and Cutler llp

By:	/s/ Morrison C. Warren
Morrison C. Warren

Enclosures